June 2023

GMG GOLDEN MATRIX GROUP
Nasdaq: GMGI

meridian
Sports Betting & Gaming in Emerging Markets

Investor Presentation

GMGI | Meridian Acquisition Financing

Disclaimers

This presentation has been made available to you with the consent of Golden Matrix Group, Inc. (the "Company," "GMGI," "we," or "us"). This presentation is strictly confidential and may not be reproduced or redistributed in whole or in part, nor may its contents be disclosed to any other person or entity. You agree to keep any information GMGI provides at this meeting confidential and to not disclose any of the information to any other parties without GMGI's prior express written permission.

Non-GAAP Financial Measures

Estimated pro forma Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow and Free Cash Flow conversion for the combined company, which are disclosed in this presentation, are "non GAAP financial measures" presented as supplemental measures of the combined company's projected performance (the "Non-GAAP Financial Measures"). These Non-GAAP Financial Measures are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. Adjusted EBITDA for the combined company represents net income (loss) before interest, taxes, depreciation and amortization, and also excludes stock based compensation expense. Adjusted EBITDA margin is Adjusted EBITDA for the combined company as previously defined as a percentage of the combined company's total revenue. Free Cash Flow for the combined company represents cash flow from operations less capital expenditures. Free Cash Flow Conversion is Free Cash Flow for the combined company as previously defined as a percentage of Adjusted EBITDA for the combined company. These Non-GAAP Financial Measures are not recognized in accordance with GAAP, are unaudited, and have limitations as an analytical tool, and you should not consider them in isolation, or as substitutes for analysis of the combined company's future results as reported under GAAP. Some of these limitations are: the Non-GAAP Financial Measures do not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; the Non-GAAP Financial Measures do not reflect changes in, or cash requirements for, working capital needs; the Non-GAAP Financial Measures do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and the Non-GAAP Financial Measures do not reflect any cash requirements for such replacements; and other companies in this industry may calculate the Non-GAAP Financial Measures differently than the Company does, limiting its usefulness as a comparative measure. We believe that these Non-GAAP Financial Measures are useful to investors as the basis for comparing our performance with other companies in our industry, although our measure of these Non-GAAP Financial Measures may not be directly comparable to similar measures used by other companies. Estimated Non-GAAP Financial Measures of the combined company for the FY2023 period, assuming the successful closing of the MeridianBet acquisition have not been reconciled in this presentation to the comparable GAAP financial measures, because the reconciliation could not be performed without unreasonable efforts.

Forward-Looking Statements

Certain statements made in this presentation contain forward-looking statements within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "may," "should," "would," "will," "estimates," "intends," "projects," "goals," "targets" or the negative of these words and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

GMG | meridian

Disclaimers (Continued)

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to amend and close the MeridianBet Sale and Purchase Agreement (as may be amended from time to time, the "Purchase Agreement") on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of MeridianBet Group or GMGI (collectively, the "Purchase Agreement Parties") to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of GMGI to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the ability to obtain approval by GMGI's shareholders on the expected schedule of the transactions contemplated by the Purchase Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of GMGI to retain and hire key personnel; the diversion of management's attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of GMGI following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which Purchase Agreement Parties operate; the effect on GMGI and its operations of the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; the need for additional financing, the terms of such financing and the availability of such financing; the ability of GMGI and/or its subsidiaries to obtain additional gaming licenses; the ability of GMGI to manage growth; GMGI's ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; GMGI's ability to maintain the listing of its common stock on the Nasdaq Capital Market; GMGI's expectations for future growth, revenues, and profitability; GMGI's expectations regarding future plans and timing thereof; GMGI's reliance on its management; the fact that GMGI's chief executive officer has voting control over GMGI; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on GMGI's operations and prospects; GMGI's ability to protect proprietary information; the ability of GMGI to compete in its market; GMGI's lack of effective internal controls; the effect of current and future regulation, GMGI's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which GMGI's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of GMGI's products, including potential recessions and global economic slowdowns.

Disclaimers (Continued)

Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GMGI's publicly filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of GMGI's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, GMGI's Annual Report on Form 10-K for the year ended October 31, 2022 and quarterly report on Form 10-Q for the quarter ended April 30, 2023. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to GMGI or any person acting on behalf of any Purchase Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GMGI's future results. The forward-looking statements included in this presentation are made only as of the date hereof. GMGI cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GMGI undertakes no obligation to update these statements after the date of this presentation, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by GMGI. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Projections

The financial projections (the "Projections") included herein were prepared by GMGI in good faith using assumptions believed to be reasonable. GMGI's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the Projections for the purpose of their inclusion in this presentation. A significant number of assumptions about the operations of the business of GMGI were based, in part, on economic, competitive, and general business conditions prevailing at the time the Projections were developed. Any future changes in these conditions, may materially impact the ability of GMGI to achieve the financial results set forth in the Projections. The Projections are based on numerous assumptions, including realization of the operating strategy of GMGI; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or GAAP; no material differences resulting from the conversion of IFRS to GAAP; general business and economic conditions; competition; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of GMGI, and some or all of which may not materialize. Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by GMGI's management, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of GMGI. Accordingly, the Projections are only estimates and are necessarily speculative in nature.

GMG | meridian

Disclaimers (Continued)

It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, you are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by GMGI, its management, advisors, or any other person that the Projections can or will be achieved. GMGI cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions. As a result, the Projections should not be relied on as necessarily predictive of actual future events.

No Offer or Solicitation

This presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any private offering of securities (the "Securities") will not be registered under the Securities Act of 1933, as amended ("Securities Act"), and will be offered as a private placement to a limited number of "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) or institutional "accredited investors" (within the meaning of Rule 501(a) under the Securities Act). NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

Industry and Market Data

Certain information contained in this presentation relates to or is based on studies, publications, none of which has been commissioned by GMGI, and GMGI's own internal estimates and research. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while GMGI believes its internal research is reliable, such research has not been verified by any independent source and none of GMGI, nor any of its affiliates nor any of its control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM ©or ®symbols, but GMGI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimers (Continued)

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote, proxy or approval in connection with the Purchase Agreement or related transactions. In connection with the transactions contemplated by the Purchase Agreement, GMGI plans to file with the Securities and Exchange Commission (SEC) a proxy statement to seek shareholder approval for the Purchase Agreement and the issuance of shares of common stock in connection therewith, which, when finalized, will be sent to the shareholders of GMGI seeking their approval of the respective transaction-related proposals, as well as other documents regarding the proposed transactions. This communication is not a substitute for any proxy statement or other document GMGI may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GMGI AND THE PURCHASE AGREEMENT AND THE PROPOSED PURCHASE TRANSACTION.

Today's Presenters



Brian Goodman
Founder, CEO – GMGI

- Founder of GMGI
- 20+ years of gaming experience
- Previous roles have been entrepreneurial and include CEO and senior management positions



Zoran Milosevic
CEO – MeridianBet

- Served as the CEO since 2008
- Joined MeridianBet in 2003
- Previously worked with Coca Cola and National Lottery in Serbia

National Lottery *in Serbia*



Aaron Johnston
Advisor to the Board – GMGI

- Appointed in Aug 2020
- 20+ years of senior executive-level positions with major online gambling companies
- Previously worked with William Hill, Playtech and Virtue Fusion


Introducing a profitable and anticipated high growth omnichannel sports betting and gaming operator with leadership in emerging regulated markets
GMG | meridian

Scaling, Profitable and Growing

Reach	**650+** Gaming Operations	**~7mm** Online Players	**15**[1] Operating Countries (B2B & B2C)
Profitability	**$139mm** Pro Forma '23E Revenue	**22%** Pro Forma '23E Adjusted EBITDA Margin	**$15mm** Pro Forma '23E FCF Generation
Growth	**~40%** Meridian '22A Revenue Growth	**25%** Pro Forma '23E Revenue Growth	**~20%**[2] Organic TAM Projected Growth ('22A – '25E)

Source: Company management, filings and releases. (1) MeridianBet currently operates in 15 regulated markets either via directly held licenses or via partnerships with licensed parties. (2) Online GGR TAM growth from 2022A to 2025E in Meridian key markets (Serbia, Montenegro, Bosnia), per company internal data & research.

GMG | meridian

Investment Highlights

- Omnichannel sports betting and iGaming market leader across several high-growth emerging markets
- Proprietary internally developed technology and gaming platform with scalability and flexibility
- Rare combination of proven profitability, expected strong cash flow conversion and growth
- Global B2C and B2B operations across 15+ regulated gaming markets with runway for geographic expansion
- Experienced management team with proven track record

GMG | meridian

Golden Matrix Provides a Strong Foundation

Golden Matrix Highlights

- Leading configurable & scalable iGaming aggregator platform with 650+ operators
- Industry leading customer brands with 7mm+ online players
- Inherently high-margin, highly-cash generative, asset-light model
- Strong historical revenue & projected accelerating Adjusted EBITDA growth

Core Offerings

Key B2B Products



GM-AG SYSTEM

Scalable Gaming Aggregator Platform

Select Partners

Evolution, Microgaming, Play'n GO, Raging Bull Casino

Key B2C Products

R. KINGS COMPETITIONS



Skill Based Digital Raffle + iCasino

New Launch

MexPlay

GMG | meridian

Meridian is a Sports Betting & Gaming Leader in Emerging Markets

Meridian Highlights

- Strong market share as true omnichannel sports betting & iGaming operator[1]
- Established proprietary technology & gaming platform
- Globally operating in 15 jurisdictions[2] with ~120k active monthly online customers
- Track record of profitable growth and high cash generation

Core Offerings

Omnichannel B2C & B2B Gaming Operator

B2B & B2C Platform



Mobile-Focused Sports Betting & iGaming

Key B2C Products



meridian
SPORTS BETTING

Brick & Mortar Sportsbook & Casino

GMG | meridian

(1) Strong market share among fully legal players in key markets including Serbia, Montenegro and Bosnia. (2) Meridian currently operates in 15 regulated markets either via directly held licenses or via partnerships with licensed parties.

meridian

Best-in-Class Proprietary Technology Platform

Pre-Match Betting			Live Betting	
No.1 In Region	**>3,200** Matches	**>2,000** Betting Markets	**No.2** In Region	**>300** Parallel Matches



BRAND NEW APP

Platform Highlights

- Omnichannel sports betting proprietary platform; **BetShopManager™**
- Ability to **control both the offering to the customer** and **technology roadmap**
- **Single code base**, **modular structure**, **multi- currency** & language functionality
- **Machine learning** and other R&D continuously improving performance
- **5th Generation tech platform** currently being finalized and deployed in test markets
- **Integration with top feed suppliers** for sports and **content suppliers** for casino

Genius Sports | sportradar | Evolution | Raging Bull

GMG | meridian

Source: Company management.

Attracting and Retaining Customers

Attract sports and gaming enthusiasts across targeted touchpoints

Social



Search



...And More

Engage customers everywhere they go with omnichannel offering

~120k / month
Active Online Users


SIC BO

500+ Retail Shops
in 15 countries




ATTRACT
ENGAGE
RETAIN
BUILD
meridian
GMG

Retain customers through data-driven, personalized product







Build brand awareness and affinity for brand and product

Online



Brand



Leader in Highly Attractive Markets With Potential Substantial Upside



$139mm
Pro Forma Revenue ('23E)
meridian + GMGI
~$6bn
Current Markets TAM ('22A)(1)
~$470bn
Global Sports Betting & Gaming TAM ('22A)

Sports Betting & Gaming Are Growing Globally...

Global Sports Betting & Gaming

8%

('22A-'25E TAM CAGR)

...Meridian Operates in High Growth Markets...

Meridian Key Markets

~20%

('22A-'25E Online GGR CAGR)

...Meridian Has Leading Market Share

Serbia	Montenegro	Bosnia
11% Share	28% Share	4% Share

Source: H2 Gambling Capital and Internal Management Estimates. Note: Marketshare and market size data per company internal data. Market share is calculated on an online and retail net profit basis; rank excludes illegal operators in market. Meridian key markets include Bosnia, Montenegro and Serbia. (1) Current markets TAM provided on a total GGR basis across retail and online channels. Current markets include Belgium, Bosnia, Cyprus, Ireland, Malta, Mexico, Montenegro, Peru, Serbia, South Africa and Tanzania.

GMG | meridian

Operating with Licenses in Emerging Regulated Markets

Key Regulated Markets

- Bosnia
- Montenegro
- Serbia

Other Regulated Markets

- Belgium
- Cyprus
- Kenya
- Malta
- Mexico
- Peru
- Tanzania

Meridian and GMGI Operate with Licenses Across Regulated Markets

GMG | meridian

Golden Matrix + Meridian Financial Highlights

Growth

Expected strong growth in key markets and topline

- Year-on-year ("YoY") '23E revenue growth of 25% in-line with 1Q'23 YoY growth of 27%
- Sustained topline growth projected with revenue CAGR of 40%+ from '21A to '23E

Profitability

Established history of profitability

- Robust Adjusted EBITDA generation expected with Adjusted EBITDA margins of 20%+
- Continued Adjusted EBITDA growth anticipated as margin stabilizes and expands

Cash Flow

Robust cash flow conversion

- ~$15mm of free cash flow projected in '23E
- Strong free cash flow conversion (as a % of Adjusted EBITDA) of ~49% projected in '23E
- Low pro forma debt balance enabling company to utilize cash strategically

GMG | meridian

Robust Pro Forma Revenue Growth

Revenue *($mm)*



COVID Impacted
$65
$11
$54
$111
$36
$75
$139
$1
$42
$95
+27% YoY
$26
$9
$18
$34
$11
$23
2021A
2022A
2023E
1Q22
1Q23
meridian
GMG
Synergies

YoY Revenue Growth

2021A	2022A	2023E	1Q22	1Q23
--	70%	25%	--	27%

Source: Company management, filings, H2 Gambling Capital and Internal Management Estimates. Note: revenue figures include revenue synergies.

Key Drivers

- Sustained Meridian market share in Serbia, Bosnia and Montenegro where online gaming TAM expected to grow 24% in 2023
- Growth of Meridian in other markets (e.g., Tanzania)
- Expansion of GMGI's MexPlay offering in Mexico
- Cross-selling opportunities of both Meridian and GMGI offerings
- No material changes expected in underlying licenses

GMG | meridian

Pro Forma Combined Revenue Mix

PF Combined Revenue Mix (% '22 Revenue)


GMG
33%
67%
meridian

PF Combined Geographic Mix (% '22 Revenue)


Other (1)
25%
Serbia
32%
Bosnia
7%
8%
9%
19%
Tanzania
Montenegro
U.K.

Source: Company management. (1) Other countries include Malta, Thailand, Philippines, Cyprus, Peru, British Virginia Islands, Singapore, Australia, Isle of Man, Belgium, Curacao, Seychelles, Turks and Caicos, and Belize.

Significant Projected Pro Forma Profitability & Cash Flow Generation

Adj. EBITDA *($mm)*



$31
$1
$3
$28
2023E
meridian
GMG
Synergies

Adjusted EBITDA Margin

22%

FCF *($mm)*



$15
$1
$14
2023E
meridian
GMG

FCF Conversion Rate (% of Adj. EBITDA)

49%

Commentary

Adj. EBITDA

- Expected strong profitability of business model
- Margin projected to expand as company expects:
  - Gains from margin expansion from new tech platform rollout
  - Realized LTV benefits from marketing spend
  - Continued shift of revenue mix away from brick & mortar toward more profitable online gaming

Free Cash Flow

- Continued growth capex investment expected in '23E to complete build out of 5th generation tech platform
- Capex is largely discretionary providing significant strategic flexibility

Source: Company management. Note: Revenue and Adj. EBITDA figures all include revenue and cost synergies. Free Cash Flow defined as Operating Cash Flow less Capital Expenditures.

GMG | meridian

Relentless Focus on Profitable Growth


Increase Scale
Grow Margin
Expand Platform

- Grow user base
- Drive accretive retention rates
- Accelerate marketing

- Emphasize shift to mobile / online
- Increase offerings and personalization to drive frequency
- Rollout 5th generation tech platform

- Expand in existing markets
- Enter new markets
- Add partnerships
- Pursue strategic acquisitions

GMG | meridian

Strategic Flexibility for Continued Profitable Growth

Healthy Cash Balance
$15mm+ ('22A)

GMG | meridian

Cash Generation in **2023**

Clean Balance Sheet
No Current Debt

Key Highlights

- Pro Forma Company expected to generate **$15mm in free cash flow** in 2023
- Evaluating **opportunities to augment growth** and to **optimize our capital structure** for long term success
- Pro Forma Company expected to have **low debt balance** with <2x gross leverage
- **Strategic flexibility** building further as we accumulate cash

Source: Company management and filings. Note: Free Cash Flow defined as Operating Cash Flow less Capital Expenditures.

Thank You!



Appendix



Detailed Transaction Overview and Illustrative S&U

Transaction Summary

- Golden Matrix Group, Inc. (NASDAQ: GMGI) is planning to acquire Meridian for a purchase price of approximately $330mm subject to financing cash portion of acquisition consideration
- The transaction will be funded via stock and cash including:
  - ~$261mm equity exchange (~87mm of GMGI common shares for $3.00 / share)[1]
  - ~$70mm of cash comprised of $50mm new structured PIPE financing and cash on hand
- The acquisition was announced on January 12, 2023 and closing is contingent on the $30mm – $50mm of financing being satisfied
- Assuming $50mm of new debt on the pro forma company's balance sheet, gross leverage is expected to be <2x

Illustrative Sources & Uses

Sources	Amount	%
GMGI New Equity Issuance	$261	78.4%
Existing Cash on Hand[2]	23	6.8
New Structured PIPE Financing	50	14.9
Total Sources	**$333**	**100.0%**

Uses	Amount	%
Purchase of MeridianBet Equity	$330	99.1%
Fees and Expenses[3]	3	0.9
Total Uses	**$333**	**100.0%**

GMG | meridian

Note: Assumes EUR / USD exchange rate of 1.05. (1) Acquisition terms are preliminary and are based on proposed amended transaction terms, which the parties are in discussions regarding, and which are expected to be documented by a final revised acquisition agreement, during the week of June 16, 2023. (2) Assumes cash is used for transaction, legal and financial fees and taxes. (3) Includes transaction fees, legal fees and other related financial fees.

Valuation of Gaming Technology – Precedent Transactions

Target	Acquiror	Date	Deal Size *($ mm)*	Key Highlights & Commentary
amelco Technology in Play Source Code	Fanatics, Hard Rock + Other Operators	N/A	$50 + Ongoing Service Package	Amelco is a B2B gaming provider that sells 'source-code only' versions of its online/retail sports betting solution. The Company's source code covers the full tech stack and includes player account management (PAM) and a sportsbook engine. Uniquely offers a $50mm package as an upfront fee for the code and rev share model moving forward
PALA Interactive	Boyd Gaming	Nov-22	$170	Online real money & social gaming B2B platform servicing regulated markets. Maintains its own proprietary online tech stack (PAM, games, etc.), in addition to operational and marketing teams that can provide a full end-to-end solution for Boyd Gaming
theScore | BET	PENN Entertainment	Oct-21	$1,800[1]	The acquisition of theScore enabled Penn to have a more holistic digital media and gaming strategy, creating a complete one-stop entertainment destination. In addition to its popular sports media app, theScore's integrated media and betting platform provides Penn with a unique offering / tech to generate best-in-class engagement and enhanced customer acquisition and retention
BET.WORKS	Bally's	Jun-21	$125	The transaction included Bet.Works' proprietary technology stack and turnkey solutions comprising of marketing, operations, customer service, risk management and compliance – providing Bally with a fulsome tech stack
William Hill Sportsbook	Caesars	Apr-21	$4,134	Initial acquisition price for the full William Hill acquisition was ~$4bn. Note the annual technology opex budget for Europe / US / Australia was ~£70mm. The acquisition enabled William Hill to run online sports betting operations through Caesars' market access in each state and retail sports betting operations in Caesars' properties in the U.S.
bede	Gauselmann Group	Dec-20	~$114[2]	Bede Gaming is a leading supplier in the development and provision of online gaming platforms for lotteries, casino and sports betting operators; Bede Gaming's tech enables Gauselmann Group to expand its digital gaming presence through Bede Gaming's proprietary tech platform
SBTech we know sports	DraftKings	Jan-20	~$700	Acquired SBTech for its fulsome back-end technology stack providing DraftKings with their own platform, development team and end-to-end operational team; minimal revenue remained in the deal as SBTech operated in a large amount of black markets at the time
Median			**$170**	

GMG \| meridian

Source: Company Press Releases and Filings, Wall Street Equity Research and other publicly available sources. (1) Total deal size of $2.0bn which the technology part of the business is estimated to be valued at $1.8bn. (2) Deal size €100mm; assumes 1 EUR = 1.142 USD.